SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   October 14, 2014

TARA GOLD RESOURCES CORP.
(Name of Small Business Issuer in its charter)

Nevada	000-29595	90-0316566
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

181 N. Arroyo Grande Blvd.
Ste. #140B
Henderson, NV 89074
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:    (888) 901-4550

375 N. Stephanie St.,
Ste. #211
Henderson, NV 89014
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On October 14, 2014 Tara Gold Resources Corp., a Nevada corporation (the “Company”), provided notice to its independent registered public accounting firm, StarkSchenkein, LLP (“StarkSchenkein”) that the Company has elected to terminate its relationship.

(1)	Dismissal of Current Independent Registered Public Accounting Firm.

i.	On October 14, 2014, StarkSchenkein, LLP (“StarkSchenkein”) was dismissed as the Company’s independent registered public accounting firm.

ii.	The Company’s Board of Directors approved the dismissal on October 14, 2014.

iii.
StarkSchenkein’s audit report on the financial statements of the Company for the years ended December 31, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.
From February 1, 2013, the date the Company engaged StarkSchenkein as the Company’s independent registered public accounting firm in connection with the audit of the Company’s annual financial statements as of and for the year ended December 31, 2012, and StarkSchenkein’s reviews of the Company’s quarterly interim unaudited financial information from March 31, 2013 through June 30, 2014, through the date of dismissal on October 14, 2014, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused StarkSchenkein to make reference in connection with their opinion to the subject matter of the disagreement, nor did StarkSchenkein advise the Company of any of the matters identified in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

v.
The Company provided StarkSchenkein with a copy of this Current Report on Form 8-K and requested that StarkSchenkein furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from StarkSchenkein, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	Engagement of New Independent Registered Public Accounting Firm.

On October 16, 2014, the Company retained The Pun Group LLP as the Company’s new principal independent registered public accounting firm. This engagement was approved by the Company’s Board of Directors.  During the years ended December 31, 2013 and 2012, and any subsequent interim period through September 30, 2014, the Company has not consulted The Pun Group LLP regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from StarkSchenkein, LLP, dated October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 20, 2014

TARA GOLD RESOURCES CORP.

By:	/s/ Lynda R. Keeton-Cardno
Lynda R. Keeton-Cardno, CPA Principal Financial
and Accounting Officer